Harbor Fund
Supplement to Prospectus & Statement of Additional Information dated June 22, 2001

Harbor Fund's Board of Trustees, on behalf of Harbor International Growth Fund, has appointed Mastholm Asset Management LLC ("Mastholm"), a registered investment adviser, to serve as the Fund's subadviser effective December 1, 2001. Mastholm replaces Jennison Associates LLC ("Jennison") as the subadviser to the Harbor International Growth Fund.

The appointment of Mastholm as the Fund's subadviser will not result in any change in the rate of advisory fees payable by the Fund to its adviser, Harbor Capital Advisors, Inc. ("Harbor Capital"). Harbor Capital pays the subadvisory fee to Mastholm from its own assets.

Mastholm hereby replaces all references to Jennison, as they apply to Harbor International Growth Fund, in this Prospectus and Statement of Additional Information, except for references to actual subadvisory fees paid to Jennison.


The following replaces the information contained in the Risk/Return Summary for Harbor International Growth Fund on page 8 of the
Prospectus:

PORTFOLIO MANAGERS
Theodore Tyson
Joseph Jordan
Douglas Allen
Mastholm Asset Management LLC
10500 NE 8th Street
Suite 1725
Bellevue, WA  98004

Theodore Tyson, Joseph Jordan and Douglas Allen have co-managed the fund since December 1, 2001. Mr. Tyson has served as the chief investment officer, managing director and portfolio manager of Mastholm since 1997. Mr. Jordan has served as a director and portfolio manager of Mastholm since 1997. Mr. Allen has served as a director and portfolio manager of Mastholm since 1999.

PRINCIPAL STYLE CHARACTERISTICS
Foreign large cap stocks demonstrating accelerating earnings growth.

PRINCIPAL STRATEGIES AND INVESTMENTS
The fund invests primarily in equity securities, principally common stocks, preferred stocks, rights and depositary receipts, of foreign companies with a minimum market capitalization of about $10 billion at the time of initial investment.

In general, the fund stays fully invested in stocks and does not try to time the market. The subadviser uses a bottom up approach to construct the fund's portfolio. The fund's sector, country, and currency weightings are a result of, and secondary to, individual stock selections.

In selecting stocks for the fund's portfolio, the subadviser generally looks for companies with the following characteristics:
* Clarity of accounting and confirmation of earnings acceleration
* Operating results higher than analyst expectations
* Wide divergence of analyst expectations
* Stock price below historical average range
* Trading volume that meets the subadvisers minimum liquidity guidelines

The subadviser's research includes visiting companies and their competitors, suppliers, and vendors. The subadviser's research is aided by relationships with over 20 brokerage firms worldwide. The fund expects to invest in approximately 35-45 companies. However, the subadviser intends to limit emerging markets exposure to 10% at cost.

The following replaces the information under the heading The Adviser and Subadvisers on page 32 of the Prospectus for the Harbor International Growth Fund only:

PORTFOLIO MANAGER AND SUBADVISER
Theodore Tyson
Mastholm Asset Management LLC
10500 NE 8th Street
Suite 1725
Bellevue, WA  98004

MANAGER SINCE
2001

BUSINESS EXPERIENCE (PAST FIVE YEARS)
Managing Director, Chief Investment Officer and Portfolio Manager of Mastholm Asset Management LLC (since 1997).

PORTFOLIO MANAGER AND SUBADVISER
Joseph Jordan
Mastholm Asset Management

MANAGER SINCE
2001

BUSINESS EXPERIENCE (PAST FIVE YEARS)
Director and Portfolio Manager of Mastholm (since 1997).

PORTFOLIO MANAGER AND SUBADVISER
Douglas Allen
Mastholm Asset Management

MANAGER SINCE
2001

BUSINESS EXPERIENCE (PAST FIVE YEARS)
Director and Portfolio Manager of Mastholm (since 1999); International Investment Analyst, American Century Investors (1995-1999).


Effective December 1, 2001